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INSPYR Solutions to Acquire BGSF’s Professional Division in Strategic $99 Million Transaction

News Provided By
INSPYR Solutions
June 16, 2025, 21:00 GMT

FORT LAUDERDALE, FL, UNITED STATES, June 16, 2025 /EINPresswire.com/ -- INSPYR Solutions, LLC (“INSPYR”), a portfolio company of A&M Capital Partners, and a leading provider of technology and talent solutions, announced today that it has entered into a definitive agreement to acquire BGSF, Inc.’s (NYSE: BGSF) (“BGSF”) Professional Division in a $99 million all-cash transaction. BGSF has built a reputation for quality consulting, managed services, and workforce solutions, making it a synergistic match for INSPYR. This acquisition will further enhance INSPYR’s existing technology and talent solutions by expanding its service offerings and augmenting its professional services partnerships with the addition of Oracle, SAP, ServiceNow, Workday, and Workiva.

The definitive agreement between BGSF and INSPYR encompasses BGSF’s Professional segment, comprising its IT Consulting, Finance and Accounting, Managed Solutions, and Near and Offshore Software Engineering practices. This transaction is expected to close during the second half of 2025, subject to BGSF shareholder approval and the fulfillment of other customary closing conditions.

Trent Beekman, CEO of INSPYR, commented, “We're very excited to announce our plan to acquire BGSF’s Professional Division. We look forward to welcoming these exceptional teams to the INSPYR Solutions family and working together to reach new heights in our industry. This acquisition will further strengthen INSPYR Solutions’ technology and talent solutions with the addition of new strategic partnerships.”

BGSF’s President, Professional Division, Eric Peters, added, "This strategic move marks a new chapter for the Professional Division of BGSF. By joining forces with INSPYR Solutions, we’re amplifying our ability to deliver unmatched consulting and managed solutions on a global scale. Our clients can expect the same trusted expertise—with even greater reach, innovation, and depth of service. It’s a win for our team, our clients, and the future of modern business consulting."

About INSPYR Solutions
Technology is our focus and quality is our commitment. As a national expert in delivering flexible technology and talent solutions, we strategically align industry and technical expertise with our clients’ business objectives and cultural needs. Our solutions are tailored to each client and include a wide variety of professional services, project, and talent solutions. By always striving for excellence and focusing on the human aspect of our business, we work seamlessly with our talent and clients to match the right solutions to the right opportunities. Learn more about us at www.inspyrsolutions.com.

About BGSF
BGSF provides consulting, managed services and professional workforce solutions to a variety of industries through its various divisions in IT, Finance & Accounting, Managed Solutions, and Property Management. BGSF has integrated several regional and national brands achieving scalable growth. For more information on BGSF and its services, please visit its website at www.bgsf.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding obtaining BGSF shareholder approval, satisfying closing conditions, the closing, including its timing, of the sale of BGSF’s Professional Division, the projected operational and financial performance of INSPYR, including following the acquisition of BGSF’s Professional Division, its offerings of services and solutions and developments and reception of its services and solutions by client partners, and INSPYR’s expectations, hopes, beliefs, intentions, plans, prospects, or strategies regarding the future revenue and the business plans of INSPYR’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of INSPYR considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on INSPYR as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting INSPYR will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the closing conditions for the sale of BGSF’s Professional Division not being satisfied, the ability of the parties to close the transaction on the expected closing timeline or at all, the mix of services or solutions utilized by INSPYR’s client partners and such client partners’ needs for these services or solutions, market acceptance of new offerings of services or solutions, the ability of INSPYR to expand what it does for existing client partners as well as to add new client partners, the impact the transaction or its announcement may have on INSPYR’s operations, team members, field talent, client partners, and other constituents, the demand for INSPYR’s services and solutions, and economic activity in INSPYR’s industry and in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. INSPYR undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

Contact
Milgrim Bello
Vice President of Strategic Marketing, INSPYR Solutions
mbello@inspyrsolutions.com
954.607.1238

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding obtaining customary shareholder approval, satisfying closing conditions, the closing, including its timing, of the sale of BGSF’s Professional Division, the use of proceeds of the sale, the projected operational and financial performance of BGSF and its various subsidiaries, including following the sale of BGSF’s Professional Division, its offerings of services and solutions and developments and reception of its services and solutions by client partners, and BGSF’s expectations, hopes, beliefs, intentions, plans, prospects, or strategies regarding the future revenue and the business plans of BGSF’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of BGSF considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on BGSF as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting BGSF will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the closing conditions for the sale of BGSF’s Professional Division not being satisfied, the ability of the parties to close the transaction on the expected closing timeline or at all, the ability of BGSF to service or otherwise pay its debt obligations, including in the event the closing does not occur, the mix of services or solutions utilized by BGSF’s client partners and such client partners’ needs for these services or solutions, market acceptance of new offerings of services or solutions, the ability of BGSF to expand what it does for existing client partners as well as to add new client partners, whether BGSF will have sufficient capital to operate as anticipated, the impact the transaction or its announcement may have on BGSF’s operations, team members, field talent, client partners, and other constituents, the demand for BGSF’s services and solutions, economic activity in BGSF’s industry and in general, and certain risks, uncertainties, and assumptions described in BGSF’s most recently filed Annual Report on Form 10-K under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. BGSF undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the proposed transaction, BGSF will file with the Securities and Exchange Commission (the “SEC”) and mail to BGSF’s shareholders a proxy statement. BEFORE MAKING ANY VOTING DECISION, BGSF’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF

ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and shareholders may obtain a free copy of documents filed by BGSF with the SEC at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain a free copy of BGSF’s filings with the SEC from BGSF’s website at https://investor.bgsf.com/events-and-presentations/default.aspx

Participants in the Solicitation

BGSF and certain of its directors, executive officers, and certain other members of management and employees of BGSF may be deemed to be participants in the solicitation of proxies from shareholders of BGSF in favor of the proposed transaction. Information about directors and executive officers of BGSF is set forth in BGSF’s most recent Annual Report on Form 10-K, as filed with the SEC. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the proposed transaction that BGSF will file with the SEC and furnish to BGSF’s shareholders.